UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MODERN MEDIA ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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As previously disclosed, Modern Media Acquisition Corp., a Delaware corporation (the “Company”), Akazoo Limited, a private company limited by shares incorporated under the laws of Scotland (“Akazoo”), Apostolos N. Zervos, acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Unlimited Music S.A., a Luxembourg public limited company (société anonyme), and Modern Media LLC, a Georgia limited liability company acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Modern Media Acquisition Corp. S.A., a Luxembourg public limited company (société anonyme) (“PubCo”), entered into a Business Transaction Agreement dated as of January 24, 2019 (the “Business Transaction Agreement”). Pursuant to the Business Transaction Agreement, the Company and Akazoo agreed, subject to the terms and conditions of the Business Transaction Agreement, to effect a combination of their respective businesses (the “Business Combination”).

On May 20, 2019 the Company filed a definitive proxy statement on Schedule 14A (the “Extension Special Meeting Proxy Statement”) relating to a Special Meeting of Stockholders (the “Extension Special Meeting”) to secure stockholder approval to extend the date by which the Company must consummate a business combination from June 17, 2019 to August 17, 2019.

After discussions subsequent to the filing of the Extension Special Meeting Proxy Statement, the parties to the Business Combination determined that all conditions precedent to the consummation of the Business Combination may not be satisfied by August 17, 2019. The Business Combination is expected to close in the third quarter of 2019. Accordingly, the Company has determined to seek stockholder approval at the Extension Special Meeting to extend the date by which the Company must consummate a business combination from June 17, 2019 to September 17, 2019 (the “Extension”), rather than the previously announced date of August 17, 2019. To accomplish this, the Company hereby amends the Extension Special Meeting Proxy Statement to change all references to “August 17, 2019” to “September 17, 2019.”

In order to provide stockholders sufficient time to consider this change, the Company intends to convene the Extension Special Meeting as planned on Wednesday, June 12, 2019 but intends to immediately adjourn the meeting, without conducting any business, until 11:00 a.m., local time, on Friday, June 14, 2019 at 3414 Peachtree Road, Suite 480, Atlanta, GA 30326, at which time the Company will hold the vote on the proposals, as hereby amended, described in the Extension Special Meeting Proxy Statement.

In connection with the change discussed above, the Company has updated the proxy card to be used to vote shares in the Extension Special Meeting. A copy of the updated proxy card is attached hereto. No action is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy.

In connection with the adjournment of the Extension Special Meeting, the Company will also extend the deadline for stockholders to elect to redeem their shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses). The deadline for stockholders to elect to redeem their shares in connection with the Extension Special Meeting will correspondingly be moved from 5:00 p.m. Eastern Time on June 10, 2019 to 5:00 p.m. Eastern Time on June 12, 2019. As disclosed in the Extension Special Meeting Proxy Statement, shareholders electing to redeem their shares must tender shares in accordance with the procedures listed in the Extension Special Meeting Proxy Statement and the Company may not redeem public shares in an amount that would cause its net tangible assets to be less than $5,000,001.

The record date for voting at the Extension Special Meeting will not change.

On June 7, 2019, the Company issued a press release (the “Press Release”) announcing its intention to change the proposed date by which the Company must consummate a business combination from August 17, 2019 to September 17, 2019. A copy of the Press Release is attached hereto.

Additional Information About the Business Combination

In connection with the proposed Business Combination, the Company has filed the Extension Special Meeting Proxy Statement relating to the Extension Special Meeting to approve the Extension. In connection with the proposed Business Combination, PubCo has filed a Registration Statement on Form F-4 (No. 333-229613) that includes a preliminary proxy statement/prospectus that is both the proxy statement to be distributed to the Company’s stockholders in connection with the solicitation by the Company of proxies for the vote by the stockholders on the Business Combination as well as the prospectus covering the registration of the ordinary shares, nominal value of €0.01 per share, and warrants, of PubCo, to be issued in connection with the Business Combination. When finalized, the Company will mail the proxy statement/prospectus to its stockholders. The Company’s stockholders are urged to read the Extension Special Meeting Proxy Statement regarding the Extension Special Meeting and the definitive proxy statement/prospectus regarding the Business Combination, when it becomes available, as they will contain important information regarding the Extension, the Company, Akazoo, PubCo, the Business Combination, the agreements relating thereto and related matters. The Extension Special Meeting Proxy Statement regarding the Extension Special Meeting was mailed to Company stockholders as of May 13, 2019, which is the record date established for voting at that special meeting.

The definitive proxy statement/prospectus regarding the Business Combination will be mailed to Company stockholders as of a record date to be established for voting at that special meeting. When available, you will be able to obtain copies of all documents regarding the Business Combination and other documents filed by the Company or PubCo with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by contacting the Company at 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326, Attention: Corporate Secretary.

Participants in the Solicitation

The Company, Akazoo, PubCo and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s stockholders in connection with the Extension or the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Extension Special Meeting is set forth in the Extension Special Meeting Proxy Statement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Business Combination will be set forth in the joint proxy statement/prospectus included in the Business Combination Registration Statement when it is filed with the SEC.

You can find more information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended March 31, 2018, filed with the SEC on June 29, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Company’s definitive proxy statement/prospectus when it becomes available, which can be obtained free of charge from the sources indicated above, when available.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Modern Media Acquisition Corp. Announces Intention to Extend Date by Which It Must Consummate Business Combination

ATLANTA, June 7, 2019 –Modern Media Acquisition Corp. (NASDAQ: MMDM) (“MMDM” or the “Company”), today announced that it intends to convene and then adjourn, without conducting any business, the special meeting of its stockholders to consider the extension of the date by which the Company must consummate a business combination (the “Extension Special Meeting”). The Extension Special Meeting is scheduled to be held at 11:00 a.m., local time, on June 12, 2019 and, after the planned adjournment, will reconvene at 11:00 a.m., local time, on June 14, 2019, to vote on the proposals described in the proxy statement filed by the Company with the Securities and Exchange Commission (“SEC”) on May 20, 2019 (the “Proxy Statement”). The Extension Special Meeting, and the planned reconvening of the meeting following its adjournment, will be held at the Company’s offices, located at 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326.

In connection with the adjournment of the Extension Special Meeting, the Company is extending the deadline for holders of the Company’s common stock to exercise their right to redeem their shares for their pro rata portion of the funds available in the Company’s trust account that is available in connection with the Extension Special Meeting, or to withdraw any previously delivered demand for redemption, to the 5:00 p.m., Eastern Time, on June 12, 2019 (two business days before the Extension Special Meeting).

Also in connection with the adjournment of the Extension Special Meeting, the Company is amending certain dates relating to the proposals that stockholders of the Company are being asked to consider and vote upon in the Proxy Statement:

1.

The date by which the Company must consummate a business combination (the “Extension”) is amended to extend the date from June 17, 2019 to September 17, 2019 (the “Extended Date”) rather than August 17, 2019 as previously announced.

2.

The date by which Continental Stock Transfer & Trust Company must liquidate the trust account established in connection with the Company’s initial public offering if the Company has not completed a business combination is amended to extend the date from June 17, 2019 to the Extended Date rather than August 17, 2019 as previously announced.

The business combination with Akazoo Limited (“Akazoo”) is expected to close in the third quarter of 2019.

The record date established for the Extension Special Meeting, May 13, 2019, will not change. If you have not submitted a proxy for use at the Extension Special Meeting, you are urged to do so promptly. No action is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy.

About MMDM

MMDM is a Delaware corporation formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization or other similar business combination with one or more businesses. MMDM raised $210 million on its initial public offering and began trading on NASDAQ in May 2017. Its common stock, rights and warrants trade under the ticker symbols MMDM, MMDMR and MMDMW, respectively. Its units trade under the ticker symbol MMDMU.

Additional Information and Where to Find It

In connection with the proposed business combination (the “Business Combination”), the Company has filed the Extension Special Meeting Proxy Statement relating to the Extension Special Meeting to approve the Extension. In connection with the proposed Business Combination, Modern Media Acquisition Corp.,

S.A. a Luxembourg public limited company (société anonyme) (“PubCo”) has filed a Registration Statement on Form F-4 (No. 333-229613) that includes a preliminary proxy statement/prospectus that is both the proxy statement to be distributed to the Company’s stockholders in connection with the solicitation by the Company of proxies for the vote by the stockholders on the Business Combination as well as the prospectus covering the registration of the ordinary shares, nominal value of €0.01 per share, and warrants, of PubCo, to be issued in connection with the Business Combination. When finalized, the Company will mail the proxy statement/prospectus to its stockholders. The Company’s stockholders are urged to read the Extension Special Meeting Proxy Statement regarding the Extension Special Meeting and the definitive proxy statement/prospectus regarding the Business Combination, when it becomes available, as they will contain important information regarding the Extension, the Company, Akazoo, PubCo, the Business Combination, the agreements relating thereto and related matters. The Extension Special Meeting Proxy Statement regarding the Extension Special Meeting was mailed to Company stockholders as of May 13, 2019, which is the record date established for voting at that special meeting. The definitive proxy statement/prospectus regarding the Business Combination will be mailed to Company stockholders as of a record date to be established for voting at that special meeting. When available, you will be able to obtain copies of all documents regarding the Business Combination and other documents filed by the Company or PubCo with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by contacting the Company at 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326, Attention: Corporate Secretary.

Participants in the Solicitation

The Company, Akazoo, PubCo and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s stockholders in connection with the Extension or the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Extension Special Meeting is set forth in the Extension Special Meeting Proxy Statement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Business Combination will be set forth in the joint proxy statement/prospectus included in the Business Combination Registration Statement when it is filed with the SEC.

You can find more information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended March 31, 2018, filed with the SEC on June 29, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Company’s definitive proxy statement/prospectus when it becomes available, which can be obtained free of charge from the sources indicated above, when available.

Forward Looking Statements

This release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the current expectations, estimates and projections of MMDM or Akazoo Limited (the “Company”) about the Company’s operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Statements containing words such as “may,” “could,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. Forward-looking statements represent management’s current expectations or predictions of future conditions, events or results. These forward-looking statements include, but are not limited to, statements about, or are based upon assumptions regarding the Company’s strategies and future financial performance; expectations or estimates about future business plans or objectives, prospective performance and opportunities and competitors, including revenues; customer acquisition and retention; operating expenses; market trends, including those in the markets in which the Company competes; liquidity; cash flows and uses of cash; capital expenditures; the Company’s ability to invest in growth initiatives and pursue acquisition opportunities; the Company’s products and services; pricing; marketing plans; the anticipated benefits of the proposed business combination; the amount of any redemptions by existing holders of MMDM shares; the sources and uses of cash; the management and board composition of the combined company following the proposed business combination; the anticipated capitalization and enterprise value of the combined company; the continued listing of the combined company’s securities on Nasdaq; whether MMDM is able to successfully secure stockholder approval of the Extension; and the structure, terms and timing of the proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s good faith beliefs, assumptions and expectations only as of the date hereof. Any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted, many of which are beyond the Company’s control. Reported results should not be considered an indication of future performance. Except as required by law, we undertake no obligation to publicly release the results of any revision or update to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Media Inquiries

Modern Media Acquisition Corp.

Lewis W. Dickey, Jr.

President and Chief Executive Officer

ldickey@modernmediaco.com

MODERN MEDIA ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2019

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders (the “Special Meeting”) and accompanying Proxy Statement, dated May 20, 2019, in connection with the Special Meeting to be held on June 12, 2019 at 11:00 a.m., local time, at 3414 Peachtree Road, Suite 480, Atlanta, GA 30326 and hereby appoints Lewis W. Dickey, Jr. and Adam Kagan, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of Modern Media Acquisition Corp. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS CONSTITUTING THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT CONSISTING OF PROPOSALS 1, 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on June 12, 2019: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/modernmediaacquisitioncorp/sm2019.

Please mark vote as indicated in this example

Proposal 1 – Extension Amendment

Proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a business combination from June 17, 2019 to September 17, 2019.

FOR AGAINST ABSTAIN ☐ ☐ ☐

Proposal 3 – Adjournment Proposal

Proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Proposals 1 and 2.

FOR AGAINST ABSTAIN ☐ ☐ ☐

Proposal 2 – Trust Amendment

Proposal to amend the Investment Management Trust Agreement, dated as of May 17, 2017, between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the trust account established in connection with the Company’s initial public offering if the Company has not completed a business combination from June 17, 2019 to September 17, 2019.

FOR AGAINST ABSTAIN ☐ ☐ ☐

Date:                                                                           , 2019

 Shareholder’s Signature

 Shareholder’s Signature (if held jointly)

Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.